UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 1, 2006

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Idaho	000-51549	82-0291227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1100 East Lakeshore Drive, Suite 301 Coeur d’Alene, ID	83814
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (208) 664-4859

N/A (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR

     240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR

       240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Effective July 1, 2006, the Registrant (“TBLC”), entered into a binding letter of intent (“LOI”) with Nevada residents, Susan K. McIntosh and Larry L. McIntosh, husband and wife (the “Sellers”) owners of twenty-two unpatented mining claims located in Mineral County, Nevada located in Sections 8, 9, 20, 21, 28, 29, TSN and R36E (the “Property”). Pursuant to the LOI, TBLC agreed to lease the Property and entered into an option to purchase it. The terms and provisions of the LOI are intended to serve as the basis for a more definitive and formal agreement entitled “Mining Lease and Option to Purchase Agreement”.

The LOI calls for:

•

TBLC to maintain the Property;

•

A signing bonus grant of options to purchase 25,000 shares of TBLC’s common stock at $1.00 per share;

•

A term of 20 years unless terminated, canceled or extended (in five year increments);

•

Lease Payments of:

1.

$20,000 due on the effective date;

2.

$25,000 due on July 1, 2007;

3.

$30,000 due on July 1, 2008;

4.

Annual increases of $5,000 until July 1, 20012 (i.e. leveling at $50,00 per year);

5.

$50,000 annually thereafter, if and until the purchase option is exercised;

•

An option exercise purchase price of an additional $500,000;

•

Production royalty payments to the Sellers of two percent of the Net Smelter Returns (“NSR”) which under certain conditions, at NSR of $1,000,000, may be reduced to 1%;

•

Termination: by TBLC upon 60 days written notice (if TBLC has not been in default); by the Sellers upon 60 days written notice (if TBLC has been in default).

A copy of the binding letter of intent as executed is attached hereto as Exhibit 10.1 and incorporated by reference hereto.

Item 8.01

Other Events.

Press Release

On July 5, 2006, the Registrant issued a press release announcing that it had executed a binding letter of intent with Susan K. McIntosh and Larry L. McIntosh, effective July 1, 2006, to lease and obtain an option to purchase certain mining properties in Mineral County, Nevada.

A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Exhibits.

Exhibit 10.1

A Copy of the Binding Letter of Intent as executed, by and between Timberline Resources Corporation and Susan K McIntosh and Larry L. McIntosh effective July 1, 2006.

Exhibit 99.1

July 5, 2006 Press Release announcing Timberline Resources Corporation entering into a Letter of Intent with Susan K McIntosh and Larry L. McIntosh

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Timberline Resources Corporation

Date: July 6, 2006	By: /s/ John Swallow
John Swallow
Chief Executive Officer and Chairman of the Board of Directors